Acquisition of businesses (Details) - USD ($) $ in Millions	Jun. 30, 2023	Jun. 30, 2022
Amounts recognised as of acquisition date for each major class of assets acquired and liabilities assumed [line items]
Property, plant and equipment		$ 13
Right-of-use assets		12
Acquired research and development		1,223
Deferred tax assets		53
Trade receivables and financial and other current assets		5
Cash and cash equivalents		89
Deferred tax liabilities		(303)
Current and non-current lease liabilities		(12)
Trade payables and other liabilities		(68)
Net identifiable assets acquired	$ 0	1,012
Acquired cash and cash equivalents		(89)
Goodwill		163
Net assets recognized as a result of acquisitions of business	$ 0	1,086
Goodwill expected to be deductible for tax purposes		$ 0